                                                                        10(m)(3)

                            THIRD AMENDMENT AGREEMENT


         This Third Amendment Agreement is made effective as of the 15th day of October, 1998, by and among OGLEBAY NORTON COMPANY, a Delaware corporation ("Borrower"), the banking institutions listed on Schedule 1 to the Credit Agreement, as hereinafter defined ("Banks"), and KEYBANK NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrower, Agent and the Banks are parties to a certain Credit Agreement dated as of May 15, 1998, as amended, and as it may from time to time be further amended, restated or otherwise modified, which provides, among other things, for loans, letters of credit, and other financial accommodations aggregating Two Hundred Fifteen Million Dollars ($215,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Borrower has acquired all of the outstanding stock of Global Stone Filler Products Company ("Filler Products");

         WHEREAS, Borrower is redeeming the bonds that secure the Title XI Ship Mortgage on the Columbia Star;

         WHEREAS, Borrower, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrower, Agent and the Banks hereby agree as follows:

         1. The Credit Agreement is hereby amended by deleting the first two lines of Section 4.2(c) of the Credit Agreement in their entirety and by substituting in place thereof the following:

                  (c) GLOBAL STONE PLEDGORS. On or before September 23, 1998, or, with respect to item (v) below, on or before December 1, 1998, Borrower shall have delivered to Agent:

         2. The Credit Agreement is hereby amended by deleting Section 4.2(g) thereof in its entirety and by substituting in place thereof the following:

                  (g)      PREFERRED SHIP MORTGAGE.

                  (i) On or before September 15, 1998, Borrower shall have caused to be filed a Preferred Ship Mortgage with respect to the Wolverine and the David Z. Norton.; and

                  (ii) with respect to the Columbia Star,

                           (A) on or before December 9, 1998, Borrower shall
                  have notified National City Bank, as Indenture Trustee with respect to the bonds that financed the Columbia Star (the "MARAD Bonds") of Borrower"s intent to make an optional redemption of the bonds on January 25, 1999 (the "Redemption Date");

                           (B) on or before January 8, 1999, Borrower shall have
                  made a deposit with the Indenture Trustee of funds in the amount required to pay all unpaid principal of the MARAD Bonds, together with interest and other fees and expenses required to be paid to the Redemption Date;

                           (C) on or before January 15, 1999, Borrower shall (1)
                  cause the Indenture Trustee to issue a "Retired or Paid Certificate" for the MARAD Bonds, (2) provide such certificate to the United States Agency responsible for the financing of the Columbia Star ("MARAD"), (3) cause MARAD to execute a Satisfaction and Discharge of the Title XI Ship Mortgage, record such Satisfaction and Discharge with the United States Coast Guard National Vessel Documentation Center, the Recorder"s Office of Cuyahoga County and the Secretary of State of Ohio, and (4) obtain an Abstract of Title indicating that the Columbia Star is free and clear of all liens;

                           (D) on or before the Redemption Date, Borrower shall
                  have executed and delivered to Agent a Preferred Ship Mortgage with respect to the Columbia Star; and

                           (E) on or before January 31, 1999, Borrower shall
                  have caused to be filed such Preferred Ship Mortgage with respect to the Columbia Star with the United States Coast Guard National Vessel Documentation Center, the Recorder"s Office of Cuyahoga County and the Secretary of State of Ohio.

         3. The Credit Agreement is hereby amended by deleting the first four lines of Section 4.2(j) thereof in their entirety and by inserting in place thereof the following:

                  (j) REAL ESTATE MATTERS. Borrower shall have delivered to Agent all of the following on or before January 31, 1999, with respect to the Mortgaged Real Property owned by a Pledgor:

         4. The Credit Agreement is hereby amended to delete Schedule 2 (Mortgaged Real Property) and Schedule 3 (Pledgors) therefrom in their entirety and to substitute a new Schedule 2 and a new Schedule 3, respectively, in the form of Schedule 2 and Schedule 3 hereof, respectively, in place thereof.

         5. On or before January 4, 1999, or, with respect to item (a) (vii) below, on or before January 15, 1999, Borrower shall:

         (a)      deliver to Agent each of the following:

                  (i) evidence of the name change for Oglebay Norton Limestone Company;

                  (ii) UCC Financing Statements reflecting the name change of Oglebay Norton Limestone Company to Global Stone Port Inland, Inc.;

                  (iii) a Guaranty of Payment, a Security Agreement and UCC Financing Statements from Global Stone Corporation;

                  (iv) stock certificates for Global Stone Corporation to be pledged pursuant to the Pledge Agreement executed by ONCO Investment Company;

                  (v) UCC Financing Statements reflecting the name change/merger of Oglebay Norton Acquisition Company with Global Stone Corporation;

                  (vi) a Guaranty of Payment, a Security Agreement, UCC Financing Statements, and such corporate governance documents as Agent may reasonably request for Global Stone Filler Products Company; and

                  (vii) a Mortgage, and such other real estate related documents as Agent may reasonably request with respect to the Real Property owned by Global Stone Filler Products Company;

         (b) cause each Pledgor to consent and agree to and acknowledge the terms of this Third Amendment Agreement; and

         (c) pay all legal fees and expenses of Agent in connection with this Third Amendment Agreement.

         6. Borrower hereby represents and warrants to Agent and the Banks that
(a) Borrower has the legal power and authority to execute and deliver this Third Amendment Agreement; (b) the officers executing this Third Amendment Agreement have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of the Third Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Pledgor is aware of any claim or offset against, or defense or counterclaim to, any of Borrower's or any Pledgor's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Third Amendment Agreement constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

         7. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Third Amendment Agreement is a Related Writing as defined in the Credit Agreement.

         8. Borrower and each Pledgor, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which Borrower and any Pledgor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         9. This Third Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         10. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of Page Intentionally Left Blank]


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



         11. JURY TRIAL WAIVER. BORROWER, PLEDGORS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

                                     OGLEBAY NORTON COMPANY

                                     By:
                                        ---------------------------------
                                        Michael F. Biehl, Treasurer


                                     KEYBANK NATIONAL ASSOCIATION
                                     as Agent and as a Bank

                                     By:
                                        ---------------------------------
                                        Lawrence A. Mack, Senior Vice President

                                           BANK ONE, NA

                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------


                                           THE BANK OF NOVA SCOTIA

                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------


                                           COMERICA BANK

                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------


                                           THE HUNTINGTON NATIONAL BANK

                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------


                                           MELLON BANK, N.A.

                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------


                                           BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION

                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------


                                           HARRIS TRUST AND SAVINGS BANK

                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------

                                           THE CHASE MANHATTAN BANK

                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------


                                           STAR BANK NATIONAL ASSOCIATION

                                           By:
                                              ---------------------------------
                                           Its:
                                              ---------------------------------


                                           FLEET BANK, N.A.

                                            By:
                                              ---------------------------------
                                            Its:
                                              ---------------------------------


                                            ABN AMRO BANK N.V.,
                                            PITTSBURGH BRANCH

                                             By:
                                              ---------------------------------
                                             Its:
                                              ---------------------------------


                                             FIFTH THIRD BANK OF NORTHEASTERN
                                             OHIO

                                             By:
                                              ---------------------------------
                                             Its:
                                              ---------------------------------

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Third Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                             Oglebay Norton Holding Company
                             ONCO Investment Company
                             Oglebay Norton Industrial Minerals, Inc.
                             Oglebay Norton Management Company
                             Oglebay Norton Industrial Sands, Inc.
                             Colorado Silica Sand, Inc.
                             Oglebay Norton Terminals, Inc.
                             Oglebay Norton Engineered Materials, Inc.
                             Global Stone Corporation (successor by merger to Oglebay Norton Acquisition Company)
                             Global Stone Port Inland, Inc.
                             Moreland Development Company
                             Western Wisconsin Materials, Inc.
                             Global Stone (USA) Inc.
                             Global Stone Tenn Lutrell Company
                             Global Stone Chemstone Corporation
                             Global Stone Detroit Lime Company
                             Global Stone St. Clair, Inc.
                             Global Stone PenRoc Inc.
                             Global Stone Filler Products Company


                             By:
                                -------------------------------------
                                  Michael F. Biehl as Treasurer of each
                                  of the companies listed above


                             Texas Mining, LP

                             By: Oglebay Norton Industrial Sands, Inc.,
                                         General Partner

                             By:
                                -------------------------------------
                                 Michael F. Biehl, Treasurer

                                   SCHEDULE 2

                             MORTGAGED REAL PROPERTY

----------------------------------------------------------- --------------------------------------

           Owner                                                Location
----------------------------------------------------------- --------------------------------------
Oglebay Norton Industrial Sands, Inc.                       Glenford, Ohio
----------------------------------------------------------- --------------------------------------
Oglebay Norton Industrial Sands, Inc.                       Millwood, Ohio
----------------------------------------------------------- --------------------------------------
Texas Mining, LP                                            Voca, Texas
----------------------------------------------------------- --------------------------------------
Texas Mining, LP                                            Brady, Texas
----------------------------------------------------------- --------------------------------------
Global Stone Port Inland, Inc. (f.k.a. Oglebay              Gulliver, Michigan
Norton Limestone Company)
----------------------------------------------------------- --------------------------------------
Global Stone Tenn Lutrell Company                           Lutrell, Tennessee
----------------------------------------------------------- --------------------------------------
Global Stone Chemstone Corporation                          Strasburg, Virginia
----------------------------------------------------------- --------------------------------------
Global Stone PenRoc, Inc.                                   York, Pennsylvania
----------------------------------------------------------- --------------------------------------
Global Stone St. Clair Inc.                                 Marble City, Oklahoma
----------------------------------------------------------- --------------------------------------
Global Stone Chemstone Corporation                          Buchanan, Virginia
----------------------------------------------------------- --------------------------------------
Global Stone Chemstone Corporation                          Middletown, Virginia
----------------------------------------------------------- --------------------------------------
Global Stone Filler Products Company                        Murray and Gilmer Counties, Georgia
----------------------------------------------------------- --------------------------------------

                                   SCHEDULE 3

                                    PLEDGORS

1.       Oglebay Norton Holding Company
2.       ONCO Investment Company
3.       Oglebay Norton Industrial Minerals, Inc.
4.       Oglebay Norton Management Company
5.       Oglebay Norton Industrial Sands, Inc.
6.       Texas Mining, LP
7.       Colorado Silica Sand, Inc.
8.       Oglebay Norton Terminals, Inc.
9.       Oglebay Norton Engineered Materials, Inc.
10. Global Stone Corporation (successor by merger to Oglebay Norton Acquisition Company)
11.      Global Stone Port Inland, Inc. (f.k.a. Oglebay Norton Limestone
          Company)
12.      Global Stone (USA) Inc.
13.      Global Stone Tenn Lutrell Company
14.      Global Stone Chemstone Corporation
15.      Global Stone Detroit Lime Company
16.      Global Stone St. Clair, Inc.
17.      Global Stone PenRoc Inc.
18.      Global Stone Filler Products Company


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